TAXES ON INCOME	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME

NOTE 10:- TAXES ON INCOME

a.	A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:

	December 31,
	2011	2012
Beginning balance	$169,370	$219,469
Increases related to tax positions taken during prior years	19,679	38,209
Increases related to tax positions taken during the current year	30,420	11,361
Decreases related to expiration of statute of limitations	—	(9,493)

Ending balance	$219,469	$259,546

The entire balance of unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate.

During the years ended December 31, 2010, 2011 and 2012, the Company recorded $ 10,695, $ 13,587 and $ 15,032 respectively for interest expense related to uncertain tax positions. As of December 31, 2011 and 2012, the Company had accrued interest liability related to uncertain tax positions in the amounts of $ 48,027 and $ 63,059 respectively, which is included within income tax accrual on the balance sheets.

The Israeli Tax Authority (“ITA”) issued orders with respect to income tax returns of Check Point Ltd. for years 2002 through 2007 in the aggregate amount of NIS 2,819 million (approximately $755,000). The ITA also issued, on December 30, 2012, a preliminary assessment with respect to the 2008 tax year in which it demanded the payment of additional taxes in the aggregate amount of NIS 254 million (approximately $68,000) with respect to this year including interest as of the assessment date. The Company expects to file objections to these assessments. There can be no assurance that the ITA will accept the Company’s positions on matters raised and, if it does not, an order for the 2008 tax year will be issued. (see Note 9b).

The Company’s U.S. subsidiaries file federal and state income tax returns in the U.S. All of the U.S subsidiaries’ tax years are subject to examination by the U.S. federal and most U.S. state tax authorities due to their carry forward tax losses and overall credit carry-forward position, except for tax years 2005 through 2008.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.

b.	Israeli taxation:

1.	Corporate tax rate in Israel:

Taxable income of Israeli companies is subject to tax at the rate of 25% in 2010, 24% in 2011 and 25% in 2012 and onwards.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”):

Various production and development facilities of Check Point Ltd. have been granted “Approved Enterprise” and “Privileged Enterprise” status, which provides certain benefits, including tax exemptions and reduced tax rates for a defined period.

The benefits available to an Approved Enterprise and Privileged Enterprise relate only to taxable income attributable to the specific investment program and are conditioned upon terms stipulated in the Investment Law and the related regulations and the criteria set forth in the applicable certificate of approval (for an Approved Enterprise). If the Company does not fulfill these conditions, in whole or in part, the benefits can be cancelled and the Company may be required to refund the benefits, in an amount linked to the Israeli consumer price index plus interest.

In December 2010 new legislation amending the Investment Law was adopted. This new legislation was effective as of January 1, 2011 and applies to preferred income produced or generated by a preferred company from the effective date. Under this new legislation, a uniform corporate tax rate applies to all qualifying income of certain Industrial Companies (“Preferred Enterprise”), as opposed to the previous law’s incentives, which were limited to income from Approved Enterprises and Privileged Enterprises during their benefits period. Under the new legislation, the uniform tax rates are as follows: 2011 and 2012 - 15%, 2013 and 2014 - 12.5% and in 2015 and thereafter - 12%.

Under the transition provisions of the new legislation, a Company may decide to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law. In 2012, the Company decided to implement the new law and therefore commencing January 1, 2012 its qualifying income was subject to 15% corporate tax rate.

Out of the Company’s retained earnings as of December 31, 2012, $ 713,007 are tax-exempt attributable to its Approved Enterprise programs. If such tax-exempt income is distributed in a manner other than upon complete liquidation of the Company, it would be taxed at the reduced corporate tax rate applicable to such profits (between 20%-25%), and an income tax liability of up to $ 163,617 would be incurred as of December 31, 2012.

Out of the Company’s retained earnings as of December 31, 2012, the Company had $ 986,433 tax-exempt income attributed to its Privileged Enterprise plans. In case of distribution or complete liquidation of the Company, it would be taxed at the reduced corporate tax rate between 15%-20% and an income tax liability of up to $ 157,991 would be incurred as of December 31, 2012.

Income attributable to Preferred Enterprises will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty). However, upon the distribution of a dividend to an Israeli company, no withholding tax will be remitted.

The Company currently intends to reinvest its tax-exempt income and does not intend to distribute such income as a dividend. Accordingly, no deferred income taxes have been provided on income attributable to its Approved Enterprise and Privileged Enterprise programs.

Through December 31, 2012, the Company repurchased 94,314,818 of its ordinary shares in a total amount of $ 2,534,741. The Company’s retained earnings attributed to taxable income are higher than the total amount used for the repurchase of the shares and therefore should not trigger a deemed-dividend event. For further information about the Company’s repurchase program refer to Note 11e.

Income from sources other than the Approved, Privileged or Preferred Enterprise programs is subject to tax at regular Israeli corporate tax rate.

Temporary, partial tax relief for repatriation of exempt income:

On November 5, 2012, the Israeli Parliament approved a final bill regarding repatriations of trapped earnings out of Approved/Privileged Enterprises. The temporary provisions have come into effect as of its official publication (December 2012). The Israeli government agreed to grant relief of 30%-60% on the amount of tax which should have been paid on distributable earnings in order to encourage companies to pay the reduced taxes during the next 12 months (the “temporary order”). The temporary order provides partial relief from Israeli corporate income tax for companies which opt to enjoy the privilege, on a linear basis: greater release of “trapped” retained earnings will result in a higher relief from corporate income tax. According to the new linear statutory formula, the corporate income tax to be paid, would vary from 6% to 17.5% effective tax rate (depends on the Company’s corporate tax rate in the year in which the income was derived and the amount of “trapped” retained earnings elected to be relieved), without taking into account the 15% dividend withholding tax (which should be levied only upon actual distribution, if any). The reduced corporate tax is payable within 30 days of making the election. The new temporary order does not require the actual distribution of the retained earnings, nor does it provide any relief from the 15% dividend withholding tax.

The partial corporate income tax relief is available to companies that elect to implement the temporary reduced tax relief by November 12, 2013 in respect of exempt retained earnings accrued up until December 31, 2011, provided that up to 30% (the exact rate is calculated by a new statutory formula) of the “released” earnings are re-invested in Israel in at least one of the following: Industrial activities, Research and development activities, Assets used by the company, Salaries of newly recruited employees, for a period of up to 5 years. The company continues to evaluate the new amendment and temporary provision and its implications to the company.

3.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, Check Point Ltd. calculates its tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

4.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company qualifies as an Industrial Company within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

c.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

Israeli income taxes and foreign withholding taxes were not provided for undistributed earnings of the Company’s foreign subsidiaries. Undistributed earnings amounted to $ 150,842 as of December 31, 2012. The Company’s board of directors has determined that the Company does not currently intend to distribute any amounts of its undistributed earnings as dividend. The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

d.	Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2011 and 2012, the Company’s deferred taxes were in respect of the following:

	December 31,
	2011	2012
Carry forward tax losses	$263,085	$249,270
Deferred revenues	3,862	4,221
Employee stock based compensation	15,105	15,642
Accrued employee costs	5,317	4,825
Reserves and allowances	2,238	2,540
Property and equipment	1,404	1,254
Marketable securities amortization	3,202	4,962
Intangible assets	7,218	5,794
Tax credits	2,213	2,618

Deferred tax assets before valuation allowance	303,644	291,126
Valuation allowance	(260,251)	(246,785)

Deferred tax asset	43,393	44,341

Intangible assets	(8,706)	(7,927)
Unrealized gains on marketable securities, net	(3,876)	(4,428)
Other	(509)	(783)

Deferred tax liability	(13,091)	(13,138)

Deferred tax asset, net	$30,302	$31,203

	December 31,
	2011	2012
Domestic:
Current deferred tax asset, net	$4,240	$4,862
Non-current deferred tax asset, net	14,616	14,403
Current deferred tax liability, net	(2,280)	(2,799)

	16,576	16,466

Foreign:
Current deferred tax asset, net	8,402	9,334
Current deferred tax liability, net	(4,082)	(5,747)
Non-current deferred tax asset, net	10,680	11,150
Non-current deferred tax liability	(1,274)	—

	13,726	14,737

	$30,302	$31,203

Current deferred tax asset, net, is included within other current assets in the balance sheets. Current deferred tax liability, net, is included within accrued expenses and other liabilities in the balance sheets.

The Company’s subsidiaries in the U.S. have provided valuation allowance in respect of deferred tax assets resulting from carry forward of net operating loss related to excess tax deduction from options exercised prior to the adoption of ASC 718 and tax credits.

Through December 31, 2012, the U.S. subsidiaries had a U.S. federal loss carry forward of approximately $ 638,104 resulting from tax benefits related to employees’ stock option exercises that can be carried forward and offset against taxable income expiring before 2025. Excess tax benefits related to employee stock option exercises for which no compensation expense was recognized will be credited to additional paid-in capital when realized. Through December 31, 2012, the U.S. subsidiaries had a U.S. state net loss carry forward of approximately $ 263,967, which expire between fiscal 2013 and fiscal 2024, and are subject to limitations on their utilization. Through December 31, 2012, the U.S. subsidiaries had research and development tax credits of approximately $ 13,000, which expire between fiscal 2019 and fiscal 2031 and are subject to limitations on their utilization.

e.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2010	2011	2012
Domestic	$540,402	$655,486	$725,651
Foreign	23,991	27,728	61,216

	$564,393	$683,214	$786,867

f.	Taxes on income are comprised of the following:

	Year ended December 31,
	2010	2011	2012
Current	$123,241	$150,800	$168,320
Deferred	(11,674)	(11,552)	(1,453)

	$111,567	$139,248	$166,867

Domestic	$110,318	$134,242	$152,040
Foreign	1,249	5,006	14,827

	$111,567	$139,248	$166,867

	Year ended December 31,
	2010	2011	2012
Domestic taxes:
Current	$112,475	$138,686	$152,453
Deferred	(2,157)	(4,444)	(413)

	110,318	134,242	152,040

Foreign taxes - US:
Federal taxes:
Current	6,608	7,809	10,725
Deferred	(792)	748	(244)

	5,816	8,557	10,481

State taxes:
Current	1,243	1,061	1,995
Deferred	(52)	819	(111)

	1,191	1,880	1,884

Other international locations:
Current	2,915	3,245	3,149
Deferred	(8,673)	(8,676)	(687)

	(5,758)	(5,431)	2,462

Total foreign taxes	1,249	5,006	14,827

Taxes on income	$111,567	$139,248	$166,867

g.	Reconciliation of the theoretical tax expenses:

A reconciliation between the theoretical tax expenses, assuming all income is taxed at the statutory rate in Israel and the actual income tax as reported in the statements of income is as follows:

	Year ended December 31,
	2010	2011	2012
Income before taxes as reported in the statements of income	$564,393	$683,214	$786,867

Statutory tax rate in Israel	25%	24%	25%
Decrease in taxes resulting from:
Effect of “Approved, Privileged or Preferred Enterprise” status *)	(8%)	(6%)	(7%)
Stock based compensation – nondeductible expense	1%	**)	**)
Others, net	2%	2%	3%

Effective tax rate	20%	20%	21%

*) Basic earnings per share amounts of the benefit resulting from the “Approved, Privileged or Preferred Enterprise” status	$0.20	$0.21	$0.24

Diluted earnings per share amounts of the benefit resulting from the “Approved, Privileged or Preferred Enterprise” status	$0.20	$0.20	$0.23

**) Representan amount less than 1%